THE FUSION FUND (the “Fund”)
a series of Trust for Professional Managers (the “Trust”)

Supplement dated December 15, 2009
to the
Prospectus dated December 29, 2008

The Board of Trustees of the Trust, based upon the recommendation of American Independence Financial Services, LLC, the investment adviser to the Fund (the “Adviser”), has determined to close and liquidate the Fund.  After considering a variety of factors, including the current size of the Fund and its projected rate of asset growth, the Board of Trustees concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust, effective as of the close of business on December 21, 2009.

The Board of Trustees approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated.  Pursuant to the Plan, the Fund will be closed to new purchases effective as of the date of this Prospectus Supplement.  After the Fund is closed to new investments, you may continue to redeem your shares of the Fund as provided in the Prospectus.  Please note, however, that the Fund’s assets will be liquidated as of the close of business on December 21, 2009.

Subject to the Plan, if the Fund has not received your redemption request or other instruction prior to the close of business on December 21, 2009, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of the close of business on December 21, 2009, subject to any required withholdings.  These liquidation proceeds may be distributed in cash or in portfolio securities of the Fund with a market value equal to your proportionate interest in the net assets of the Fund, or “in-kind” distribution.  If liquidation proceeds are distributed in-kind, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted to cash.  These liquidation proceeds, whether paid in cash or securities, will generally be subject to federal and, as applicable, possibly state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed.  If the redeemed shares are held in a qualified retirement account such as an IRA, the redeemed liquidation proceeds may not be subject to current income taxation.  You should consult with your tax adviser for further information regarding the federal, state and/or local tax consequences of this liquidation that are relevant to your specific situation.

The Adviser will bear all of the expenses incurred in carrying out the Plan.

Shareholder inquiries should be directed to the Fund at 877-600-7788.

Please retain this supplement with your Prospectus for future reference.